MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                       SUPPLEMENT DATED FEBRUARY 23, 1996
                     TO PROSPECTUS DATED FEBRUARY 23, 1996

    The Missouri Securities Division, the Texas State Securities Board and the Massachusetts Securities Division have asked the Trust to provide the following information to residents of Missouri, Texas and Massachusetts.

    The following table shows the maximum anticipated annual PACE related fees, which consist of the estimated maximum Total Portfolio Operating Expenses (Net of Fee Waivers and Expense Reimbursements) of each Portfolio and the maximum annual PACE Program Fee, expressed as a percentage of a shareholder's assets invested in the Portfolios as set forth in the Trust Expenses table that an investor will pay though July 31, 1996:


PACE Money Market Investments.....................................   2.00%
PACE Government Securities Fixed Income Investments...............   2.35%
PACE Intermediate Fixed Income Investments........................   2.35%
PACE Strategic Fixed Income Investments...........................   2.35%
PACE Municipal Fixed Income Investments...........................   2.35%
PACE Global Fixed Income Investments..............................   2.45%
PACE Large Company Value Equity Investments.......................   2.50%
PACE Large Company Growth Equity Investments......................   2.50%
PACE Small/Medium Company Value Equity Investments................   2.50%
PACE Small/Medium Company Growth Equity Investments...............   2.50%
PACE International Equity Investments.............................   3.00%
PACE International Emerging Markets Equity Investments............   3.00%


    At the request of PaineWebber, the Trust's Manager has agreed to waive its management fee and to reimburse certain operating expenses to reduce the Trust's Total Portfolio Operating Expenses through at least the Trust's fiscal year ending July 31, 1996. Absent this commitment, the estimated maximum annual PACE related fees would be 4.10%, 2.74%, 3.00%, 3.56%, 3.53%, 3.06%, 3.09%, 3.18%,
2.76%, 2.68%, 4.12% and 3.78%, respectively.

    A portion of the Program Fee is used to compensate the PaineWebber Investment Executive for services provided in the PACE Program. PaineWebber also offers other mutual funds which may be purchased without incurring the level of costs or receiving the services associated with the PACE Program. Investors should discuss the relative fees and expenses with their PaineWebber Investment Executive in light of their investment needs and services desired.